EXHIBIT 22

Certification Pursuant to
18 U.S.C Section 1350,
As added by
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the annual report of Seven Arts Pictures PLC (“the Company”) on Form 20-F for the Fiscal Year ended June 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (“the Report”) I, Michael E Garstin, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350 as added by § 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

1.            The report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.            The information contained in the Report fairly presents, in all material aspects the financial condition and results of operations of the Company.

March 22, 2010

    /s/ Michael E. Garstin
Michael E. Garstin

SEVEN ARTS PICTURES PLC
38 Hertford Street ~ London W1J 7SG
Tel: + 44 20 3006 8222 ~ Fax: +44 20 3006 8220
Registered Address: One America Square, London EC4A 4HJ
Company No. 5160597